UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2013 (August 23, 2013)

PVR Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16735	23-3087517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 301

100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of principal executive office) (Zip Code)

(610) 975-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 23, 2013, PVR Partners, L.P. (the “Partnership”), PVR GP, LLC, the general partner of the Partnership, and PVR Finco LLC entered into an ATM Equity Offering Sales Agreement (the “Sales Agreement”) with Merrill Lynch, Pierce, Fenner & Smith, Incorporated and RBS Securities Inc. (each a “Sales Agent”). Under the terms of the Sales Agreement, the Partnership may offer and sell up to $150,000,000 in aggregate gross sales proceeds of common units representing limited partner interests in the Partnership (the “Offered Units”) from time to time through or to such firms, acting as agents of the Partnership or as principals. Sales of Offered Units, if any, may be made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices, in block transactions or as otherwise agreed with the applicable Sales Agent.

Subject to the terms and conditions of the Sales Agreement, each Sales Agent will use its commercially reasonable efforts to sell on the Partnership’s behalf any Offered Units to be offered by the Partnership under the Sales Agreement. Under the terms of the Sales Agreement, the Partnership may also sell Offered Units to either of the Sales Agents, as principals, at a price per unit to be agreed upon at the time of sale. If the Partnership sells Offered Units to a Sales Agent acting as principal, it will enter into a separate terms agreement with that Sales Agent, and the Partnership will describe the agreement in a separate prospectus supplement or pricing supplement. If the Partnership engages the Sales Agent for a sale of Offered Units that would constitute a “distribution” within the meaning of Rule 100 of Regulation M under the Securities Exchange Act of 1934, as amended, the Partnership and the Sales Agent will agree to compensation that is customary for the firm with respect to such transactions.

The Offered Units will be issued pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-189344), declared effective as of August 13, 2013, including the prospectus contained therein, and a prospectus supplement dated August 23, 2013, as the same may be amended or supplemented. A copy of the Sales Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, is incorporated herein by reference and is hereby filed. The description of the Sales Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	ATM Equity Offering Sales Agreement, dated August 23, 2013, by and among PVR Partners, L.P., PVR GP, LLC, PVR Finco LLC, Merrill Lynch, Pierce, Fenner & Smith, Incorporated and RBS Securities Inc.

5.1	Opinion of Vinson & Elkins L.L.P. regarding the legality of the Offered Units

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters

23.1	Consent of Vinson & Elkins L.L.P. (included in exhibits 5.1 and 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PVR PARTNERS, L.P.

	By:	PVR GP, LLC
Its General Partner

Dated: August 23, 2013	By:	/S/ BRUCE D. DAVIS, JR.
		Name:	Bruce D. Davis, Jr.
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

1.1	ATM Equity Offering Sales Agreement, dated August 23, 2013, by and among PVR Partners, L.P., PVR GP, LLC, PVR Finco LLC, Merrill Lynch, Pierce, Fenner & Smith, Incorporated and RBS Securities Inc.

5.1	Opinion of Vinson & Elkins L.L.P. regarding the legality of the Offered Units

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters

23.1	Consent of Vinson & Elkins L.L.P. (included in exhibits 5.1 and 8.1)